(LOGO)
                             DEUTSCHE ASSET MANAGEMENT
                                     [GRAPHIC OMITTED]

                                 Mutual Fund
                                    Semi-Annual Report
                                        April 30, 2001

                                   Institutional Class

Emerging Markets Debt Fund

(LOGO)
A Member of the
DEUTSCHE BANK GROUP
[GRAPHIC OMITTED]

Emerging Markets Debt Fund
--------------------------------------------------------------------------------
TABLE OF CONTENTS

              LETTER TO SHAREHOLDERS ........................................ 3

              EMERGING MARKETS DEBT FUND
                 Schedule of Investments .................................... 7
                 Statement of Assets and Liabilities ........................ 9
                 Statement of Operations ....................................10
                 Statements of Changes in Net Assets ........................11
                 Financial Highlights .......................................12
                 Notes to Financial Statements ..............................14

             ------------------------------------------------------

                 The Fund is not insured by the FDIC and is not a deposit, obligation of or guaranteed by Deutsche Bank AG. The Fund is subject to investment risks, including possible loss of principal amount invested.
             ------------------------------------------------------

--------------------------------------------------------------------------------

Emerging Markets Debt Fund
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

We are pleased to present you with this semi-annual report for the Emerging Markets Debt Fund (the 'Fund').

In the pages that follow, you will find a discussion of the Fund's investment performance by the portfolio management team. The analysis highlights key factors influencing recent performance of the Fund and is followed by detailed financial statements for the six-month period ended April 30, 2001.

Our continuing goal is to provide you with high-quality investment management services across a broad range of specialized mutual funds. We thank you for investing in our family of mutual funds, and we appreciate your continued support and confidence.


Sincerely,

/s/  DAVID DOWSETT    BRETT DIMENT    EDWIN GUTIERREZ

David Dowsett, Brett Diment and Edwin Gutierrez
Portfolio Managers of
EMERGING MARKETS DEBT FUND

--------------------------------------------------------------------------------

MARKET REVIEW
Emerging debt markets performed well overall during the semi-annual period, marginally outperforming both the global and the US bond markets as a whole. Indeed, the only two emerging debt markets that did not net a positive return for the period were the two largest issuers--Argentina and Turkey.

The emerging debt market asset class got off to a bumpy start in November with uncertainty over International Monetary Fund support packages for both Argentina and Turkey. Following the announcement of multilateral assistance for both countries, emerging debt markets responded with strong performance in December 2000. The respite was brief, however, as pressures returned during the second quarter of the fiscal year. In Turkey, a dispute between its President and Prime Minister led to a renewal of capital flight. This, in turn, prompted Turkey's central bank to devalue its currency in February 2001.

Meanwhile, Argentine bonds languished due to persistently sluggish economic growth and the recalcitrance of its Congress to adopt much-needed fiscal adjustment. This prompted two changes in rapid succession at the Economic Ministry. Ricardo Lopez-Murphy assumed the top position in the Ministry at the beginning of March, only to be replaced three weeks later by former Economy Minister Domingo Cavallo. The return of Cavallo led to a relief rally in the debt markets, but only a brief one.

While Turkey and Argentina struggled, investors sought refuge in the debt markets of oil-producing countries. As concerns over access to capital markets loomed large, investors were attracted by these nations' relatively low financing needs. In fact, four of the top five performers in the JP Morgan Emerging Markets Bond Plus Index for the semi-annual period were oil-producing countries. Nigeria was the strongest performer, reflecting the continued strength of oil prices as well as the perception by the market that a debt restructuring there was increasingly unlikely. Colombia was the next strongest performer, reflecting its lack of issuance needs in the dollar market. Also supportive of Colombian bonds was the domestic bid from liquid financial institutions reluctant to extend credit to the private sector. Qatar and Russia were the other top performers. The strength of oil prices was largely responsible for these two countries running massive current account surpluses.

INVESTMENT REVIEW
The Emerging Markets Debt Fund produced a return of 5.48% for the six months ended April 30, 2001, performing in line with the 5.52% return of the JP Morgan Emerging Markets Bond Plus Index. The Fund outperformed the Lipper Emerging Markets Debt Funds Average, which returned 4.71% for the semi-annual period. This performance by the Fund was primarily due to effective market allocation throughout the six months.

--------------------------------------------------------------------------------

Emerging Markets Debt Fund
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

We consistently remained overweight in Russia throughout the semi-annual period. This positioning was based on the country's improved prospects for structural reform. Also benefiting Russia was its enhanced capacity to service its debt with the continued accumulation of foreign reserves as a result of oil price strength. Elsewhere in Eastern Europe, Turkey represented one of the most actively traded positions in the Fund, reflecting the extreme volatility in this market. Bulgaria was also an actively traded position. In both of these markets, Fund weightings varied over the period from zero to neutral to overweight.

In Latin America, Argentina was the most actively traded position, as the volatility of its debt market was high as well. Other than a brief tactical modest overweight in January, the Fund maintained a strong to modest underweight position in Argentina throughout the first half of the fiscal year. Elsewhere in the region, the Fund moved from a neutral to modest overweight position in Brazil early in the period to an underweighting in February. Our shift was based on fears of contagion from Argentina, a generally weak technical position of the Brazilian market itself and renewed political concerns. The Fund maintained a slightly underweighted position in Mexico for most of the semi-annual period, due to the market's relatively low yield. In April, we moved to a neutral weighting in Mexico in anticipation of Standard & Poor's upgrading of its debt market to investment grade.

We began the period overweighted in Colombia to take advantage of its outperformance. We exited this position in January following a strong run-up in prices. Consistent with our attempt to be generally overweighted in oil-producing countries, Venezuela was one of the Fund's strongest overweightings during the six months. In Peru, the Fund maintained an overweighting for most of the period, but then moved to an underweight in March, due to increased concerns over the prospective return to power of former President Alan Garcia. Finally, the Fund maintained a neutral to overweight position in Ecuador, given the market's high yield and our expectations of a successful tax reform package in that nation.

In Asia, the Fund's lone position was in the Philippines. Here, trading was active, primarily due to the volatility in prices caused by the removal of President Estrada from office. In Africa, the Fund's only position was in Nigeria.


-------------------------------------------------------------------------------------------------------------------
                                                                CUMULATIVE                         AVERAGE ANNUAL
                                                             TOTAL RETURNS                          TOTAL RETURNS
   Periods Ended           6 Months    1 Year  3 Years   5 Years     Since   1 Year   3 Years   5 Years     Since
   April 30, 2001                                                Inception                              Inception
-------------------------------------------------------------------------------------------------------------------
 Emerging Markets Debt Fund 1
   Institutional Class
   (inception 8/4/94)          5.48%    11.21%   (0.96)%   39.97%   78.72%    11.21%   (0.32)%    6.96%    9.00%
-------------------------------------------------------------------------------------------------------------------
 JP Morgan Emerging
   Markets Bond
   Plus Index 2                5.52%    11.12%   20.01%    81.74%  150.58% 4  11.12%    6.27%    12.69%   14.60% 4
-------------------------------------------------------------------------------------------------------------------
 Lipper Emerging
   Markets Debt
   Funds Average 3             4.71%     7.33%    5.85%    50.98%  104.95% 4   7.33%    1.67%     8.25%   10.82% 4
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.
2 The JP Morgan Emerging Markets Bond Plus Index is an unmanaged foreign securities index representing external currency-denominated debt markets of emerging markets. Benchmark returns do not reflect expenses that have been deducted from the Fund's returns.
3 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by
  Lipper Inc. as falling into the category indicated. These figures do not reflect sales charges.
4 Benchmark returns are for the periods beginning July 31, 1994 for Lipper Emerging Markets Debt Funds Average, and
  August 8, 1994 for JP Morgan Emerging Markets Bond Plus Index.
-------------------------------------------------------------------------------------------------------------------

Emerging Markets Debt Fund
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

MARKET OUTLOOK
Our outlook for the emerging debt markets is cautiously optimistic. We believe that the US downturn in economic growth will still allow for capital inflows into emerging economies. Moreover, global liquidity conditions are expected to remain positive, given the likelihood of further interest rate cuts in the US and Europe.

We are most favorable in our views of Russia, Bulgaria and Venezuela. The common thread among these countries is their lack of financing needs. We believe that oil revenue growth in Russia will likely continue to increase its international reserves, thereby enhancing its debt service capability. A similar story is likely, in our view, to unfold in Venezuela. Bulgaria, on the other hand, may not be a big beneficiary of a positive trend in terms of its trade, but its relatively open economy implies an underappreciated ability to raise hard currency with which to service its limited debt obligations.

We believe the biggest risk within the emerging debt markets continues to be Argentina, where ongoing weak economic growth will likely continue to undermine confidence in the viability of its currency peg. During the second half of the fiscal year, we believe the Argentine economy must demonstrate that it can indeed grow following April's introduction of Finance Minister Domingo Cavallo's latest economic program. Should the economy fail to show signs of growth, it is likely that the debt market--and more importantly, the Argentine populace--may become increasingly impatient with the status quo.

--------------------------------------------------------------------------------

Emerging Markets Debt Fund
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON

EMERGING MARKETS DEBT FUND--INSTITUTIONAL CLASS, JP MORGAN EMERGING MARKETS BOND PLUS INDEX AND LIPPER EMERGING MARKETS DEBT FUNDS AVERAGE GROWTH OF A $250,000 INVESTMENT (SINCE AUGUST 4, 1994) 1

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                       US$

                         Emerging Markets Debt Fund--  JP Morgan Emerging Markets  Lipper Emerging Markets Debt
                        Institutional Class $446,800    Bond Plus Index $626,450      Funds Average $512,375

         8/4/94                   $250,000                      $250,000                     $250,000
        9/30/94                   $257,000                      $264,388                     $273,117
       10/31/94                   $254,750                      $256,902                     $266,142
       11/30/94                   $255,250                      $259,518                     $263,947
       12/31/94                   $244,500                      $242,235                     $249,260
        1/31/95                   $231,050                      $233,858                     $234,875
        2/28/95                   $221,400                      $221,669                     $223,489
        3/31/95                   $220,650                      $215,407                     $217,459
        4/30/95                   $239,900                      $238,534                     $238,208
        5/31/95                   $254,100                      $259,546                     $257,606
        6/30/95                   $258,150                      $264,583                     $259,109
        7/31/95                   $257,900                      $264,778                     $260,096
        8/31/95                   $259,925                      $271,026                     $266,631
        9/30/95                   $268,775                      $280,363                     $276,044
       10/31/95                   $267,275                      $277,482                     $274,247
       11/30/95                   $276,900                      $287,195                     $281,804
       12/31/95                   $293,600                      $308,959                     $300,695
        1/31/96                   $315,900                      $332,438                     $325,879
        2/29/96                   $298,275                      $314,099                     $309,163
        3/31/96                   $303,525                      $321,254                     $313,530
        4/30/96                   $319,225                      $338,781                     $328,346
        5/31/96                   $323,625                      $344,644                     $335,615
        6/30/96                   $333,000                      $356,759                     $344,860
        7/31/96                   $333,000                      $364,215                     $349,887
        8/31/96                   $342,075                      $377,593                     $361,962
        9/30/96                   $364,950                      $401,944                     $386,961
       10/31/96                   $367,975                      $405,100                     $392,492
       11/30/96                   $385,325                      $425,303                     $413,040
       12/31/96                   $390,150                      $430,414                     $419,439
        1/31/97                   $406,375                      $442,319                     $435,852
        2/28/97                   $414,300                      $450,015                     $445,476
        3/31/97                   $399,125                      $433,781                     $426,677
        4/30/97                   $408,775                      $446,618                     $440,050
        5/31/97                   $424,675                      $463,964                     $458,399
        6/30/97                   $436,750                      $474,636                     $472,702
        7/31/97                   $454,025                      $494,328                     $493,852
        8/31/97                   $455,050                      $492,314                     $491,203
        9/30/97                   $467,825                      $507,375                     $507,192
       10/31/97                   $412,575                      $448,932                     $448,691
       11/30/97                   $430,200                      $470,247                     $468,051
       12/31/97                   $438,775                      $486,451                     $484,095
        1/31/98                   $430,900                      $485,459                     $483,724
        2/28/98                   $441,250                      $499,348                     $497,118
        3/31/98                   $452,100                      $511,794                     $510,101
        4/30/98                   $451,125                      $513,027                     $509,560
        5/31/98                   $434,350                      $495,530                     $489,296
        6/30/98                   $420,525                      $481,220                     $469,747
        7/31/98                   $420,025                      $484,497                     $474,815
        8/31/98                   $262,575                      $345,275                     $313,930
        9/30/98                   $274,425                      $379,045                     $332,446
       10/31/98                   $288,250                      $403,567                     $354,131
       11/30/98                   $305,525                      $427,323                     $385,089
       12/31/98                   $288,450                      $416,642                     $373,032
        1/31/99                   $286,125                      $401,171                     $360,789
        2/28/99                   $289,625                      $406,931                     $366,879
        3/31/99                   $305,375                      $437,716                     $390,963
        4/30/99                   $322,900                      $467,629                     $419,033
        5/31/99                   $304,800                      $440,969                     $396,858
        6/30/99                   $318,825                      $460,690                     $413,249
        7/31/99                   $315,900                      $451,136                     $405,581
        8/31/99                   $312,400                      $450,493                     $405,215
        9/30/99                   $321,725                      $466,210                     $414,788
       10/31/99                   $338,675                      $484,199                     $431,899
       11/30/99                   $350,925                      $497,908                     $449,651
       12/31/99                   $370,200                      $524,872                     $474,247
        1/31/00                   $367,775                      $514,470                     $470,245
        2/29/00                   $398,125                      $547,606                     $500,082
        3/31/00                   $414,500                      $564,856                     $512,868
        4/30/00                   $401,750                      $554,069                     $501,239
        5/31/00                   $392,650                      $539,967                     $485,317
        6/30/00                   $415,100                      $567,369                     $509,666
        7/31/00                   $426,025                      $584,517                     $524,180
        8/31/00                   $441,200                      $605,080                     $539,562
        9/30/00                   $430,900                      $596,873                     $529,134
       10/31/00                   $423,600                      $583,465                     $515,681
       11/30/00                   $422,400                      $590,600                     $509,450
       12/31/00                   $439,375                      $617,675                     $529,100
        1/31/01                   $462,325                      $649,200                     $534,475
        2/28/01                   $456,250                      $638,925                     $526,250
        3/31/01                   $450,175                      $630,175                     $515,525
        4/30/01                   $446,800                      $626,450                     $512,375

--------------------------------------------------------------------------------------------------
                                                                     AVERAGE ANNUAL TOTAL RETURNS
   Periods Ended                                         1 Year    3 Years   5 Years        Since
   April 30, 2001                                                                        8/4/94 1
--------------------------------------------------------------------------------------------------
 Emerging Markets Debt Fund--Institutional Class         11.21%    (0.32)%     6.96%        9.00%
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
1 The Fund's inception date.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions. Performance would have been lower during the specified periods if certain of the
Fund's fees and expenses had not been waived.

The JP Morgan Emerging Markets Bond Plus Index is an unmanaged foreign securities index representing external currency-denominated debt markets.

Lipper figures represent the average of the total returns reported by all the mutual funds designated by Lipper Inc. as falling into the category indicated.

Benchmark returns are for the period beginning July 31, 1994 for Lipper Emerging Markets Debt
Funds Average, and August 8, 1994 for JP Morgan Emerging Markets Bond Plus Index.
--------------------------------------------------------------------------------------------------

                                        6

Emerging Markets Debt Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS April 30, 2001 (Unaudited)

--------------------------------------------------------------------------------
PRINCIPAL
AMOUNT      SECURITY                                                   VALUE
--------------------------------------------------------------------------------
            INVESTMENTS IN UNAFFILIATED ISSUERS
            FOREIGN BOND--89.81%
            ARGENTINA--16.93%
            Republic of Argentina:
$ 5,517,000   12.375%, 2/21/12 ..................................   $  4,532,215
  5,900,000   9.75%, 9/19/27 ....................................      4,144,750
            Republic of Argentina, Discount
              Series L-GL,
  2,500,000   7.563%, 3/31/23 ...................................      1,712,500
            Republic of Argentina, Series BGL5,
  4,300,000   11.375%, 1/30/17 ..................................      3,358,300
            Republic of Argentina, Series BTO6,
     44,750   11.25%, 5/24/04 ...................................         38,369
            Republic of Argentina, Series FRB,
  4,480,000   5.563%, 3/31/05 ...................................      3,610,983
            Republic of Argentina, Series L,
  1,120,000   5.563%, 3/31/05 ...................................        902,746
            Republic of Argentina, Series L-GP,
  3,550,000   6.00%, 3/31/23 ....................................      2,209,875
                                                                    ------------
                                                                      20,509,738
                                                                    ------------
            BRAZIL--13.78%
            Republic of Brazil, C Bond,
  8,681,441   8.00%, 4/15/14 ....................................      6,565,339
            Republic of Brazil, Global Bond,
  9,000,000   8.875%, 4/15/24 ...................................      6,056,550
            Republic of Brazil, PAR ZL,
  6,250,000   6.00%, 4/15/24 ....................................      4,070,312
                                                                    ------------
                                                                      16,692,201
                                                                    ------------
            BULGARIA--4.45%
            Bulgaria, Discount Series A,
  3,500,000   6.313%, 7/28/24 ...................................      2,572,500
            Bulgaria, IAB, Series PDI,
  3,800,000   6.313%, 7/28/11 ...................................      2,812,000
                                                                    ------------
                                                                       5,384,500
                                                                    ------------
            COLOMBIA--2.99%
            Republic of Colombia,
  4,000,000   11.75%, 2/25/20 ...................................      3,620,000
                                                                    ------------
            ECUADOR--2.98%
            Republic of Ecuador, Reg S,
  6,150,000   4.00%, 8/15/30 ....................................      2,367,750
            Republic of Ecuador, 144A,
  3,300,000   4.00%, 8/15/30 ....................................      1,237,500
                                                                    ------------
                                                                       3,605,250
                                                                    ------------


--------------------------------------------------------------------------------
PRINCIPAL
AMOUNT      SECURITY                                                   VALUE
--------------------------------------------------------------------------------
            MEXICO--9.15%
            Petroleos Mexicanos,
$ 2,850,000   9.25%, 3/30/18 ....................................   $  2,871,375
            Petroleos Mexicanos, Reg S,
    300,000   9.25%, 3/30/18 ....................................        302,250
            Petroleos Mexicanos, Series P,
  2,500,000   9.50%, 9/15/27 ....................................      2,662,500
            United Mexican States:
  2,750,000   11.375%, 9/15/16 ..................................      3,217,500
  1,600,000   11.50%, 5/15/26 ...................................      1,932,000
  7,000,000 United Mexican States Rights, Series A 1 ............         91,000
                                                                    ------------
                                                                      11,076,625
                                                                    ------------
            MOROCCO--0.06%
            Kingdom of Morocco, Series A,
     80,936   7.563%, 1/1/09 ....................................         71,325
                                                                    ------------
            NIGERIA--3.22%
            Central Bank of Nigeria, Series WW,
  6,250,000   6.25%, 11/15/20 ...................................      3,904,837
     20,500 Nigeria Warrants 1 ..................................             --
                                                                    ------------
                                                                       3,904,837
                                                                    ------------
            PANAMA--7.95%
            Republic of Panama, IRB,
  5,700,000   4.50%, 7/17/14 ....................................      4,873,500
            State of Qatar, Reg S,
  4,500,000   9.75%, 6/15/30 ....................................      4,748,531
                                                                    ------------
                                                                       9,622,031
                                                                    ------------
            PERU--2.71%
            Republic of Peru, FLIRB,
  6,300,000   4.00%, 3/7/17 .....................................      3,276,000
                                                                    ------------
            PHILIPPINES--3.94%
            Republic of Philippines,
  5,950,000   9.875%, 1/15/19 ...................................      4,774,875
                                                                    ------------
            RUSSIA--16.17%
            Russian Federation 144A:
  4,958,797   8.25%, 3/31/10 ....................................      3,421,570
 14,263,620   5.00%, 3/31/30 ....................................      5,955,061
            Russian Federation, Reg S:
  4,450,000   8.75%, 7/24/05 ....................................      3,726,875
  3,850,000   10.00%, 6/26/07 ...................................      3,084,813
  1,300,000   8.25%, 3/31/10 ....................................        897,000
  6,000,000   2.50%, 3/31/30 ....................................      2,505,000
                                                                    ------------
                                                                      19,590,319
                                                                    ------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------

Emerging Markets Debt Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS April 30, 2001 (Unaudited)

--------------------------------------------------------------------------------
PRINCIPAL
AMOUNT      SECURITY                                                   VALUE
--------------------------------------------------------------------------------
            UKRAINE--0.81%
            Ukraine Government,
$ 1,455,000   11.00%, 3/15/07 ...................................   $    985,763
                                                                    ------------
            VENEZUELA--4.67%
            Republic of Venezuela, FLIRB,
              Series A,
  3,571,375   5.688%, 3/31/07 ...................................      2,994,552
            Republic of Venezuela, Par, Series W-A,
  1,250,000   6.75%, 3/31/20 ....................................        934,375
            Republic of Venezuela, Par, Series W-B,
  1,750,000   6.75%, 3/31/20 ....................................      1,308,125
            Republic of Venezuela, DCB, Series DL,
    499,995   7.375%, 12/18/07 ..................................        423,121
     10,000 Venezuela Oil Warrants 1 ............................             --
                                                                    ------------
                                                                       5,660,173
                                                                    ------------
TOTAL FOREIGN BOND
   (Cost $112,008,242) ..........................................    108,773,637
                                                                    ------------


--------------------------------------------------------------------------------

                                                                       VALUE
--------------------------------------------------------------------------------
TOTAL INVESTMENTS
   (Cost $112,008,242) ..................................  89.81%   $108,773,637

OTHER ASSETS IN EXCESS
   OF LIABILITIES .......................................  10.19      12,339,229
                                                          ------    ------------
NET ASSETS .............................................. 100.00%   $121,112,866
                                                          ======    ============

--------------------------------------------------------------------------------
1 Non-income producing security.
DCB   --  Debt Convertible Bond.
FLIRB --  Front Loaded Interest Reduction Bond.
FRN   --  Floating Rate Note. The rate reflected on the Schedule of Investments is the rate effect on April 30, 2001.
IRB   --  Interest Reduction Bond.
PDI   --  Past Due Income.
144A -- Security exempt from registration under 144A of the Security Act of 1933. These Securities may be resold in transactions exempt from registration, normally to qualified Institutional buyers. 144A securities comprised of 8.76% of the Fund's net assets.
Amounts designated as '-' are either $0 or have been rounded to $0.


See Notes to Financial Statements.

--------------------------------------------------------------------------------

Emerging Markets Debt Fund
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)

                                                                        APRIL 30, 2001

ASSETS
   Investments in unaffiliated issuers, at value (cost $112,008,242) ..   $108,773,637
   Cash 1 .............................................................      3,876,400
   Receivable for securities sold .....................................     26,421,046
   Interest receivable ................................................      2,170,464
   Prepaid expenses and other .........................................          5,398
                                                                          ------------
Total assets ..........................................................    141,246,945
                                                                          ------------
LIABILITIES
   Payable for securities purchased ...................................     19,735,236
   Due to advisor .....................................................        178,941
   Due to administrator ...............................................         76,681
   Due to custodian ...................................................         72,041
   Accrued expenses and other .........................................         71,180
                                                                          ------------
Total liabilities .....................................................     20,134,079
                                                                          ------------
NET ASSETS ............................................................   $121,112,866
                                                                          ============
COMPOSITION OF NET ASSETS
   Paid-in capital ....................................................   $128,823,266
   Undistributed net investment income ................................      6,005,263
   Accumulated net realized loss on investment and
     foreign currency transactions ....................................    (10,481,043)
   Net unrealized depreciation on investments and foreign currencies ..     (3,234,620)
                                                                          ------------
NET ASSETS ............................................................   $121,112,866
                                                                          ============
SHARES OUTSTANDING ($0.001 par value per share, unlimited number of
   shares authorized) .................................................     18,286,436
                                                                          ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   (net assets divided by shares outstanding) .........................   $       6.62
                                                                          ============

--------------------------------------------------------------------------------------
1 Includes foreign cash of $432 with a cost of $447.

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Emerging Markets Debt Fund
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (Unaudited)

                                                                FOR THE SIX MONTHS ENDED
                                                                          APRIL 30, 2001

INVESTMENT INCOME
   Interest .............................................................    $12,163,670
                                                                             -----------
EXPENSES
   Advisory fees ........................................................      1,078,262
   Administration and services fees .....................................        269,566
   Custody fees .........................................................         87,850
   Professional fees ....................................................         57,189
   Printing and shareholder reports .....................................         18,537
   Registration fees ....................................................         11,588
   Interest expense .....................................................          9,356
   Trustees fees ........................................................          5,187
   Miscellaneous ........................................................          2,165
                                                                             -----------
Total expenses ..........................................................      1,539,700
Less: fee waivers and/or expense reimbursements .........................       (440,670)
      waivers by custodian 1 ............................................        (10,045)
                                                                             -----------
Net expenses ............................................................      1,088,985
                                                                             -----------
NET INVESTMENT INCOME ...................................................     11,074,685
                                                                             -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN
   CURRENCY TRANSACTIONS
     Net realized gain (loss) from:
     Investment transactions 2 ..........................................      6,401,660
     Foreign currency transactions ......................................         (5,827)
     Forward foreign currency transactions ..............................            597
   Net change in unrealized appreciation/depreciation on investments
     and foreign currencies .............................................     (3,884,380)
                                                                             -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCIES ..      2,512,050
                                                                             -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS ..............................    $13,586,735
                                                                             ===========

----------------------------------------------------------------------------------------
1 One-time waiver by custodian.
2 Net realized gain from investment transactions includes a gain of $405,686 from the redemption in-kind which took place on December 8, 2000.

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Emerging Markets Debt Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                                    FOR THE SIX               FOR THE
                                                                   MONTHS ENDED             YEAR ENDED
                                                               APRIL 30, 2001 1       OCTOBER 31, 2000

INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS
   Net investment income .......................................  $  11,074,685          $  25,438,059
   Net realized gain (loss) on investment and
     foreign currency transactions .............................      6,396,430             44,304,481
   Net change in unrealized appreciation/depreciation on
     investments and foreign currencies ........................     (3,884,380)            (3,657,629)
                                                                  -------------          -------------
Net increase in net assets from operations .....................     13,586,735             66,084,911
                                                                  -------------          -------------
DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income:
     Institutional Class .......................................    (22,208,073)           (12,181,314)
     Service Class 2 ...........................................             --                   (435)
                                                                  -------------          -------------
Total distributions ............................................    (22,208,073)           (12,181,749)
                                                                  -------------          -------------
CAPITAL SHARE TRANSACTIONS
   INSTITUTIONAL CLASS
     Proceeds from sales of shares .............................     29,923,633            190,335,976
     Dividend reinvestments ....................................             --             12,181,227
     Redemption in kind ........................................    (42,323,491)                    --
     Cost of shares redeemed ...................................   (142,497,389)          (312,153,116)
                                                                  -------------          -------------
   Decrease in net assets from
     Institutional Class transactions ..........................   (154,897,247)          (109,635,913)
                                                                  -------------          -------------
   SERVICE SHARES 2
     Proceeds from sales of shares .............................             --                     --
     Dividend reinvestments ....................................             --                    435
     Cost of shares redeemed ...................................             --                (11,557)
                                                                  -------------          -------------
   Decrease in net assets from
     Service Shares transactions ...............................             --                (11,122)
                                                                  -------------          -------------
Net decrease in net assets from
   capital share transactions ..................................   (154,897,247)          (109,647,035)
                                                                  -------------          -------------
TOTAL DECREASE IN NET ASSETS ...................................   (163,518,585)           (55,743,873)
NET ASSETS
   Beginning of period .........................................    284,631,451            340,375,324
                                                                  -------------          -------------
   End of period ...............................................  $ 121,112,866          $ 284,631,451
                                                                  =============          =============

------------------------------------------------------------------------------------------------------
1 Unaudited.
2 Service Shares closed on January 21, 2000.

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Emerging Markets Debt Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

INSTITUTIONAL CLASS                           FOR THE SIX
                                             MONTHS ENDED
                                                APRIL 30,                           FOR THE YEARS ENDED OCTOBER 31,
                                                   2001 1          2000       1999       1998       1997       1996

PER SHARE OPERATING PERFORMANCE:
   NET ASSET VALUE,
     BEGINNING OF PERIOD ......................    $ 6.97        $ 5.80     $ 5.82     $11.95     $13.36     $10.55
                                                   ------        ------     ------     ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income ......................      0.64          0.60       0.19       1.81       1.05       1.21
   Net realized and unrealized gain
     (loss) on investments and
     foreign currencies .......................     (0.26)         0.81       0.69      (4.12)      0.40       2.60
                                                   ------        ------     ------     ------     ------     ------
Total from investment operations ..............      0.38          1.41       0.88      (2.31)      1.45       3.81
                                                   ------        ------     ------     ------     ------     ------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income ......................     (0.73)        (0.24)     (0.90)     (1.32)     (1.32)     (1.00)
   Net realized gain ..........................        --            --         --      (2.50)     (1.54)        --
                                                   ------        ------     ------     ------     ------     ------
Total distributions ...........................     (0.73)        (0.24)     (0.90)     (3.82)     (2.86)     (1.00)
                                                   ------        ------     ------     ------     ------     ------
NET ASSET VALUE, END OF PERIOD ................    $ 6.62        $ 6.97     $ 5.80     $ 5.82     $11.95     $13.36
                                                   ======        ======     ======     ======     ======     ======
TOTAL INVESTMENT RETURN .......................      5.48%        25.08%     17.86%    (30.35)%    12.03%     38.42%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period
     (000s omitted) ...........................  $121,113      $284,631   $340,365    $55,684   $187,455   $102,431
   Ratios to average net assets:
     Net investment income ....................     10.27% 2,3     8.29%     10.90%      9.82%      7.15%     10.15%
     Expenses after waivers and/or
        reimbursements (includes
        interest expense paid by
        the Fund) .............................      1.01% 2,3     1.01%        --%        --%        --%        --%
     Expenses after waivers and/or
        reimbursements (excludes
        interest expense paid by
        the Fund) .............................      1.00% 2,3     1.00%      1.00%      1.05%      1.32%      1.50%
     Expenses before waivers and/or
        reimbursements (includes
        interest expense paid by
        the Fund) .............................      1.42% 2,3     1.37%      1.40%      1.31%      1.47%      1.92%
   Portfolio turnover rate ....................       234% 4        359%       397%       638%       472%       227%

--------------------------------------------------------------------------------------------------------------------
1 Unaudited.
2 Annualized.
3 This ratio excludes a one-time waiver by custodian.
4 Portfolio turnover excludes the impact of the redemption in-kind.

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Emerging Markets Debt Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

SERVICE CLASS                                   FOR THE PERIOD                                        FOR THE PERIOD
                                                  NOV. 1, 1999                     FOR THE YEARS     OCT. 22, 1997 2
                                                       THROUGH                 ENDED OCTOBER 31,             THROUGH
                                               JAN. 21, 2000 1            1999              1998       OCT. 31, 1997

PER SHARE OPERATING PERFORMANCE:
   NET ASSET VALUE,
     BEGINNING OF PERIOD .............................   $5.78           $5.82            $11.95             $13.61
                                                         -----           -----            ------             ------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income .............................    0.15            0.19              6.65               0.03
   Net realized and unrealized gain (loss)
     on investments and
     foreign currencies ..............................    0.45            0.67             (8.96)             (1.69)
                                                         -----           -----            ------             ------
Total from investment operations .....................    0.60            0.86             (2.31)             (1.66)
                                                         -----           -----            ------             ------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income .............................   (0.24)          (0.90)            (1.32)                --
   Net realized gain .................................      --              --             (2.50)                --
                                                         -----           -----            ------             ------
Total distributions ..................................   (0.24)          (0.90)            (3.82)                --
                                                         -----           -----            ------             ------
NET ASSET VALUE, END OF PERIOD .......................   $6.14           $5.78            $ 5.82             $11.95
                                                         =====           =====            ======             ======
TOTAL INVESTMENT RETURN ..............................   10.26%          17.40%           (30.35)%           (12.20)%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period
     (000s omitted) ..................................     $--             $10               $18               $132
   Ratios to average net assets:
     Net investment income ...........................   10.87% 3        10.65%            10.78%             18.65% 3
     Expenses after waivers and/or
        reimbursements (includes interest
        expense paid by the Fund) ....................    1.25% 3           --%               --%                --%
     Expenses after waivers and/or
        reimbursements (excludes interest
        expense paid by the Fund) ....................    1.25% 3         1.25%             1.30%              1.50% 3
     Expenses before waivers and/or
        reimbursements (includes interest
        expense paid by the Fund) ....................    1.53% 3         1.66%             1.76%              1.71% 3
   Portfolio turnover rate ...........................     N/A             397%              638%               472%

----------------------------------------------------------------------------------------------------------------------
1 Service Shares closed on January 21, 2000.
2 Commencement of operations.
3 Annualized.

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Emerging Markets Debt Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
A. ORGANIZATION
Morgan Grenfell Investment Trust (the 'Trust') was organized as a Delaware business trust on September 13, 1993. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust currently consists of fifteen separate investment portfolios (collectively, the 'Funds'). The accompanying financial statements and notes thereto relate to Emerging Markets Debt Fund (the 'Fund'). The Fund's prospectus provides a description of the Fund's investment objectives, policies and strategies. The Fund began operations on August 4, 1994.

B. VALUATION OF SECURITIES
The Fund's investments listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the closing price of the security traded on that exchange prior to the time when the Fund assets are valued. Short-term debt securities are valued at market value until such time as they reach a remaining maturity of 60 days, whereupon they are valued at amortized cost using their value on the 61st day. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees.

C. SECURITIES TRANSACTIONS AND INTEREST INCOME
Securities transactions are accounted for on a trade date basis. Dividend income, less foreign taxes withheld, if any, is recorded on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income is recorded on the accrual basis and includes amortization of premium and accretion of discount on investments. Expenses are recorded as incurred. Realized gains and losses from securities transactions are recorded on the identified cost basis.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premium and discount on all fixed-income securities. Management expects that there will be no impact to the Fund as a result of the adoption of these principles to the Fund's financial statements.

D. DISTRIBUTIONS
It is the Fund's policy to declare and distribute dividends at least annually to shareholders from net investment income. Dividends and distributions payable to shareholders are recorded by the Fund on the ex-dividend date. Distributions of net realized short-term and long-term capital gains, if any, earned by the Fund are made at least annually to the extent they exceed capital loss carryforwards.

E. REPURCHASE AGREEMENTS
The Fund may enter into repurchase agreements with financial institutions deemed to be creditworthy by the Fund's investment advisor, subject to the seller's agreement to repurchase such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Fund's custodian, and pursuant to the terms of the repurchase agreement must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Fund requires the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller. However, in the event of a default or bankruptcy by the seller, realization and/or retention of the collateral may be subject to legal proceedings.

The Fund may enter into tri-party repurchase agreements with broker-dealers and domestic banks. The third party, which is the broker's custodial bank, holds the collateral in a separate account until the repurchase agreement matures. The agreement ensures that the collateral's market value, including any accrued interest, is adequate to cover the agreement if the broker defaults.

--------------------------------------------------------------------------------

Emerging Markets Debt Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

F. FOREIGN CURRENCY TRANSLATION
The books and records of the Fund are maintained in US dollars. All assets and liabilities initially expressed in foreign currencies are converted into US dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the dates of such transactions.

The Fund isolates the effect of fluctuations in foreign currency rates when determining the gain or loss upon sale or maturity of foreign currency denominated debt obligations pursuant to the Federal income tax regulations. Such amounts are categorized as foreign currency gain or loss for both financial reporting and income tax reporting purposes.

The Fund reports gains and losses on foreign currency related transactions as realized and unrealized gains and losses for financial reporting purposes, whereas such gains and losses, to the extent realized, are treated as ordinary income or loss for federal income tax purposes.

G. FORWARD FOREIGN CURRENCY CONTRACTS
The Fund may enter into forward foreign currency contracts for the purpose of settling specific purchases or sales of securities denominated in a foreign currency or with respect to the Fund's investments. The net US dollar value of foreign currencies underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing exchange rates. With respect to forward foreign currency contracts, losses in excess of amounts recognized in the Statement of Assets and Liabilities may arise due to changes in the value of the foreign currencies or if the counterparty does not perform under the contract.

H. OPTION CONTRACTS
The Fund may enter into option contracts. Upon the purchase of a put option or a call option by the Fund, the premium paid is recorded as an investment and marked-to-market daily to reflect the current market value. When a purchased option expires, the Fund will realize a loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, the Fund will realize a gain or loss depending on whether the sale proceeds from the closing sale transaction are greater or less than the cost of the option. When the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

I. FUTURES CONTRACTS
The Fund may enter into financial futures contracts, which are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Fund is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Variation margin payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund.

Futures contracts involve certain risks. These risks could include a lack of correlation between the futures contract and the corresponding securities market, a potential lack of liquidity in the secondary market and incorrect assessments of market trends which may result in poorer overall performance than if a futures contract had not been entered into. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

J. FEDERAL INCOME TAXES
It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

The Fund may periodically make reclassifications among certain of its capital accounts as a result of differences in the characterization and allocation of certain income and capital gain distributions determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States. The Fund has a capital loss carryover of $15,208,072 expiring October 31, 2006.

--------------------------------------------------------------------------------

Emerging Markets Debt Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

The Funds may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on either income earned or repatriated and/or capital gains realized on sale of such investments. The International Funds accrue such taxes when the related income is or gains are earned.

K. CASH
Deposits held at Brown Brother's Harriman ('BBH'), the Fund's custodian, in a variable rate account are classified as cash. At April 30, 2001 the interest rate was 4.07%, which resets on a periodic basis. Amounts on deposit are generally available on the same business day.

L. OTHER
The Trust accounts separately for the assets, liabilities and operations of each of its funds and each of its classes. Expenses directly attributable to each fund or class are charged to that fund or class, while expenses that are attributable to the Trust or the Fund are allocated among the funds in the Trust or the classes in the Fund, respectively.

M. ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

NOTE 2--FEES AND TRANSACTIONS WITH AFFILIATES
Under the advisory agreement with the Trust, Deutsche Asset Management Investment Services Limited (DeAMIS) serves as the Investment Advisor ('Advisor') for the Fund. Under the agreement, DeAMIS receives on a monthly basis, a fee at an annual rate of 1.00% of the Fund's average daily net assets.

By an agreement dated August 27, 1998, the Trust entered into an administration agreement with Deutsche Asset Management, Inc. ('DeAM, Inc.' or the 'Administrator'), an indirect wholly-owned subsidiary of Deutsche Bank AG, pursuant to which the Administrator will receive, on a monthly basis, a fee at an annual rate of 0.25% based upon the average daily net assets of the Fund.

The Administrator generally assists in all matters relating to the administration of the Fund, including the coordination and monitoring of any third parties furnishing services to the Fund, preparation and maintenance of financial accounting records, and the provision of necessary office space, equipment and personnel to perform administrative and clerical functions. The Administrator is also responsible for engaging an accounting agent, custodian and transfer agent for the Fund's operations. Fees for services rendered by the accounting agent and the transfer agent are paid by the Administrator and not the Fund. The Trust has entered into an agreement with Investment Company Capital Corp. ('ICCC'), an indirect wholly-owned subsidiary of Deutsche Bank AG, to provide transfer agency services to the Trust.

The Investment Advisor and Administrator have agreed to reduce their fees and reimburse the Fund through February 28, 2002, to the extent necessary, to limit the Fund's operating expenses to 1.00% of the average daily net assets of the Institutional Class.

Certain officers and/or Trustees of the Trust are affiliated with the Administrator or the Advisor.

Beginning on January 10, 2001, ICCC began providing accounting services to the Emerging Markets Debt Fund for which the Administrator pays ICCC an annual fee that is calculated daily and paid monthly based on the Fund's average daily net assets.

--------------------------------------------------------------------------------

Emerging Markets Debt Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

The Fund is a participant in a revolving credit facility with Fleet National Bank in the amount of $50,000,000, which expires on March 26, 2002. A commitment fee on the average daily amount of the available commitment is payable on a quarterly basis and apportioned among all participants based on net assets. During the six months ended April 30, 2001, the participating Funds incurred commitment fees under the agreement which have been allocated based on their relative net assets. The following is a summary of borrowings made during the six months ended April 30, 2001.

                         Weighted               Weighted
            Maximum       Average                Average
             Amount       Balance   Interest    Interest
           Borrowed   Outstanding       Paid        Rate
           --------   -----------   --------    --------
        $10,921,000    $9,551,000     $9,356       7.15%

NOTE 3--PURCHASES AND SALES OF INVESTMENT SECURITIES
The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the six months ended April 30, 2001, were $445,889,359 and $592,742,000, respectively.

For federal income tax purposes, the tax basis of investments held at October 31, 2000 was $112,008,242. The aggregate gross unrealized appreciation for all investments at April 30, 2001 was $1,607,981, and the aggregate gross unrealized depreciation for all investments was $4,842,586.

NOTE 4--CAPITAL SHARE TRANSACTIONS
At April 30, 2001, there were an unlimited number of shares authorized. Transactions in capital shares were as follows:

                                                            Institutional Class
                        -------------------------------------------------------
                               For the Six Months Ended      For the Year Ended
                                       April 30, 2001 1        October 31, 2000
                        --------------------------  ---------------------------
                             Shares         Amount       Shares          Amount
                        -----------   ------------  -----------   -------------
Sold                      4,397,500   $ 29,923,633   27,608,818   $ 190,335,976
Reinvested                       --             --    2,010,103      12,181,227
Redemption
  in kind                (5,952,671)   (42,323,491)          --              --
Redeemed                (20,978,283)  (142,497,389) (47,507,632)   (312,153,116)
                        -----------   ------------  -----------   -------------
Net decrease            (22,533,454) $(154,897,247) (17,888,711)  $(109,635,913)
                        ===========  =============  ===========   =============

                                                                  Service Class
                                                    ---------------------------
                                                             For the Year Ended
                                                             October 31, 2000 2
                                                    ---------------------------
                                                         Shares          Amount
                                                    -----------   -------------
Sold                                                         --             $--
Reinvested                                                   72             435
Redeemed                                                 (1,884)       $(11,557)
                                                         ------        --------
Net decrease                                             (1,812)       $(11,122)
                                                         ======        ========

--------------------------------------------------------------------------------
1 Unaudited.
2 Service Shares closed on January 21, 2000.

--------------------------------------------------------------------------------

Emerging Markets Debt Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 5--LOAN PARTICIPATIONS/ASSIGNMENTS
The Fund invests in US dollar-denominated fixed and floating rate loans ('Loans') arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ('Lenders'). The Fund invests in such Loans in the form of participations in Loans ('Participations') or assignments of all or a portion of loans from third parties ('Assignments'). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the sovereign borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. The Fund may have difficulty disposing of Participations and Assignments because the market for such instruments is not highly liquid.

NOTE 6--RISKS OF INVESTING IN FOREIGN SECURITIES
The Fund invests in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries. The Fund invests in emerging markets securities. Emerging markets are substantially smaller, less developed, less liquid, and more volatile than the major securities markets in the United States. The Fund invests in debt securities, the market value of which may change in response to interest rate changes. Also, the ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country, industry, or region.

NOTE 7--REDEMPTION IN KIND
In order to fulfill special redemption requests, on December 8, 2000 the Emerging Markets Debt Fund made a redemption in-kind of securities and cash totalling $42,323,491. For purposes of GAAP this transaction is treated as a sale of securities of the date of the in-kind transfer.

NOTE 8--CONCENTRATION OF OWNERSHIP
From time to time the Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

As of April 30, 2001 there were three shareholders who individually held 57% of the outstanding shares of the Emerging Markets Debt Fund.

NOTE 9--SUBSEQUENT EVENT
On May 24, 2001 the Board of Trustees approved a change of the Trust's Administrator from DeAM, Inc. to ICCC. Effective date not yet determined.

Effective June 1, 2001, the Administrator and the Advisor agreed to reduce their fees and reimburse the Fund through February 28, 2003 to the extent necessary to limit the Fund's operating expenses to 0.50% of the average daily net assets of the Institutional Class.

--------------------------------------------------------------------------------

For information on how to invest, shareholder account information and current price and yield information, please contact your relationship manager or write to:
                                    DEUTSCHE ASSET MANAGEMENT SERVICE CENTER
                                    PO BOX 219210
                                    KANSAS CITY, MO 64121-9210
or call toll-free:                  1-800-730-1313

This report must be preceded or accompanied by a current prospectus for the Fund.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Fund Management, Inc., Bankers Trust Company, Deutsche Banc Alex. Brown Inc., Deutsche Asset Management, Inc., and Deutsche Asset Management Investment Services Limited.


Emerging Markets Debt Fund--Institutional Class                 CUSIP #61735K869
                                                                356SA (6/01)

Distributed by:
ICC Distributors, Inc.